NO. 92-4313-P(C)

IN RE:                                 )        IN THE PROBATE COURT
                                       )
THE ESTATE OF NINA JEAN                )
OBEL, DECEASED,                        )
                                       )
___________________________            )
                                       )
THE ESTATE OF NINA JEAN OBEL,          )
et al.,                                )        OF
                                       )
            Plaintiffs,                )
                                       )
v.                                     )
                                       )
TELSCAPE INTERNATIONAL, INC.,          )
a Texas Corporation, and               )
Dal Berry,                             )
                                       )
            Defendants.                )        DALLAS COUNTY, TEXAS


                   JOINT MOTION FOR APPROVAL OF COMPROMISE AND
                SETTLEMENT AGREEMENT AND DISMISSAL WITH PREJUDICE

TO THE HONORABLE JUDGE OF SAID COURT:

      COME NOW all Plaintiffs and all Defendants herein and file this their Joint Motion for Court Approval of the Compromise and Settlement Agreement of the parties and for Dismissal of this Case With Prejudice and would show the Court as follows:
                                      I.

      On or about May 23, 1997, the parties executed the Compromise and Settlement Agreement ("Agreement"), a true and correct copy of which (including the exhibits thereto) is attached hereto as Exhibit "1" and incorporated herein by reference. Said Agreement compromises and disposes of all claims between and among the parties. Further, in the

JOINT MOTION FOR APPROVAL OF COMPROMISE AND
SETTLEMENT AGREEMENT AND DISMISSAL WITH PREJUDICE - PAGE 1

Agreement, the parties agree that they would seek the approval of the Court respecting the Agreement and request that the claims and counterclaims be dismissed with prejudice and that the costs be taxed against the party incurring the same.

                                       II.

      Pursuant to Chapter 123, Texas Property Code, the Attorney General of the State of Texas has been timely advised by the Plaintiffs that this suit was initiated and that it involved a Charitable Trust. Further, notice was also timely given to the Attorney General by the Plaintiffs when pleadings were filed which added new causes of action or additional parties. The Attorney General has not made an appearance and has failed to intervene. The parties will jointly notify the Attorney General of the execution of the Agreement and of the filing of this Joint Motion.

                                      III.

      The parties request that a hearing be set on this Joint Motion and that, at the hearing, the Court sign an Agreed Order approving the Compromise and Settlement Agreement and incorporating same, declaring that the Attorney General has not made an appearance herein and has failed to intervene, dismissing the claims and the counterclaims with prejudice to the refiling of the same, and taxing the costs against the party incurring the same.

JOINT MOTION FOR APPROVAL OF COMPROMISE AND
SETTLEMENT AGREEMENT AND DISMISSAL WITH PREJUDICE - PAGE 2

      WHEREFORE, PREMISES CONSIDERED, the parties pray for the relief requested above and for general relief.

                             Respectfully submitted,

                             GARDERE & WYNNE, L.L.P.

                             By: /s/ DOUGLAS S. LANG
                                 Douglas S. Lang
                                 SBN 11895500
                                 Susan M. Halpern
                                 SBN 08805400
                                 A. Christopher Nixon
                                 SNB 00794377
                             3000 Thanksgiving Tower
                             1601 Elm Street
                             Dallas, TX  75201
                             (Telephone) 214/999-3000
                             (Telecopier) 214/999-4667

                             ATTORNEYS FOR DEFENDANT
                             TELSCAPE INTERNATIONAL, INC.

                             BAKER & BOTTS, L.L.P.

                             By: /s/ VAN H. BECKWITH
                                 Van H. Beckwith
                                 SBN 02020150
                             800 Trammell Crow Center
                             2001 Ross Avenue
                             Dallas, TX 75201
                             (Telephone) 214/953-6500
                             (Telecopier) 214/953-6503

                             ATTORNEYS FOR DEFENDANT
                             W. DAL BERRY

JOINT MOTION FOR APPROVAL OF COMPROMISE AND
SETTLEMENT AGREEMENT AND DISMISSAL WITH PREJUDICE - PAGE 3

                             RADER, CAMPBELL, FISHER & PYKE, P.C.

                             By: /s/ DONOVAN CAMPBELL, JR.
                                 Donovan Campbell, Jr.
                                 SBN 03725300
                                 David M. Pyke
                                 SBN 146419700
                             Stemmons Place, Suite 1080
                             2777 Stemmons Freeway
                             Dallas, TX 75207
                             (Telephone) 214/630-4700
                             (Telecopier) 214/630-9996

                             ATTORNEYS FOR PLAINTIFFS

                              NOTICE OF SETTING AND
                             CERTIFICATE OF SERVICE

      On the _____ day of ___________, 1997, Notice of the hearing on this Motion and a copy of this Motion were sent to the Attorney General of the State of Texas by certified mail, return receipt requested.

                                 _________________________________
                                 Douglas S. Lang


JOINT MOTION FOR APPROVAL OF COMPROMISE AND
SETTLEMENT AGREEMENT AND DISMISSAL WITH PREJUDICE - PAGE 4

                                      FIAT

      The foregoing motion has been set for hearing on the 16th day of June, 1997, at 3:00 o'clock p.m. in the Probate Court of Dallas County, Texas.

      SIGNED this the 30th day of May, 1997.


                                 /s/ JOE LONING
                                 JUDGE PRESIDING
                                 JUDGE OF PROBATE COURT NO. 3
                                 SITTING FOR JUDGE OF PROBATE COURT

JOINT MOTION FOR APPROVAL OF COMPROMISE AND
SETTLEMENT AGREEMENT AND DISMISSAL WITH PREJUDICE - PAGE 5

                                NO. 92-4313-P(C)

IN RE:                                 )        IN THE PROBATE COURT
                                       )
THE ESTATE OF NINA JEAN                )
OBEL, DECEASED,                        )
                                       )
___________________________            )
                                       )
THE ESTATE OF NINA JEAN OBEL,          )
et al.,                                )        OF
                                       )
            Plaintiffs,                )
                                       )
v.                                     )
                                       )
TELSCAPE INTERNATIONAL, INC.,          )
a Texas Corporation, and               )
Dal Berry,                             )
                                       )
            Defendants.                )        DALLAS COUNTY, TEXAS


                       COMPROMISE AND SETTLEMENT AGREEMENT

      1. The parties to this Compromise and Settlement Agreement ("Agreement") are The Estate of Nina Jean Obel, Deceased, by and through Edmund Yates and Hal Habecker, Its Independent Co-Executors ("the Estate"), The Nina Jean Obel Revocable Living Trust, by and through Edmund Yates and Hal Habecker, Its Trustees and Successor Trustees (Living Trust), The Nina Jean Obel Charitable Trust, by and through Edmund Yates and Hal Habecker, Its Trustees and Successor Trustees ("Charitable Trust"), Telscape International, Inc., a Texas corporation ("Telscape") and W. Dal Berry, individually ("Berry"). The Estate, the Living Trust and the Charitable Trust may be referred to collectively as "Obel."

      2. Obel filed suit against Telscape and Berry making numerous claims all as more specifically described in the pleadings on file in the above styled action ("Lawsuit"). Telscape

COMPROMISE AND SETTLEMENT AGREEMENT-- PAGE 1 and Berry deny that Obel is entitled to any of the relief claimed or any relief of any kind and Telscape has filed a counterclaim against Obel. Obel denies that Telscape is entitled to any of the relief claimed or any relief of any kind.

      3. In order to avoid the expense and uncertainty of continuing the Lawsuit, and without any party admitting the assertions or claims made by the other, the parties have determined to compromise and settle their respective claims described in the Lawsuit and which they may have against each other.

      4. Therefore, in consideration of the foregoing and hereinafter set forth agreements, the parties agree as follows:

            (a) Obel owns 83,359 shares of common stock, par value $.001 per share, of Telscape ("Shares"). In consideration of the agreements set forth herein, Obel, by and through Edmund Yates and Hal Habecker, as Independent Co-Executors of the Estate, as Trustees and Successor Trustees of the Living Trust and as Trustees and Successor Trustees of the Charitable Trust, does by these presents bargain, sell and convey the Shares to Telscape, and Telscape does hereby buy and accept transfer of the Shares and agrees to pay to Obel the Principal Sum (hereinafter defined). Obel represents and warrants to Telscape that, to the best of Obel's knowledge, Obel has good title to the Shares and that the Shares are not encumbered by any claims or liens of any kind, by, through, or under Obel, but not otherwise. This sale of the Shares to Telscape and the purchase of the Shares by Telscape are effective upon the execution of this Agreement and all documents referenced herein. Contemporaneous with the execution of this Agreement Obel will execute a stock power in form as attached hereto as Exhibit "A."

COMPROMISE AND SETTLEMENT AGREEMENT-- PAGE 2

            (b) In consideration of the sale and purchase of the Shares and the settlement of the Lawsuit, pursuant to the terms set forth herein, Telscape agrees to pay to the order of Obel the sum of $425,000.00 (the "Principal Sum"). The Principal Sum shall be paid in part by Telscape delivering to Obel the sum of $125,000 by cashier's check (drawn on a national banking association with offices in Texas acceptable to Obel) payable to the order of Obel or by wire transfer from Telscape to such bank account as Obel shall direct simultaneously with the execution of this Agreement. The balance of said Principal Sum, $300,000, will be paid in six $50,000 installments of principal along with accrued simple interest at the rate of six percent (6%) per annum pursuant to the terms of the Promissory Note which is executed contemporaneously with this Agreement, attached hereto, made a part hereof and marked as Exhibit "B." Obel and Telscape agree that Obel shall be granted a security interest in the Shares to secure the payment of the balance of the Principal Sum as provided in Exhibit "B." The Shares which will be subject to said security interest will be transferred to Telscape, through the transfer agent, and the certificate identifying Telscape's ownership of said shares will be without restriction including, but without being limited to, any restriction under "Rule 144." Additionally, Telscape will not treat the Shares as treasury shares for purposes of dividends, stock dividends and/or stock splits. Telscape will advise the transfer agent of this Agreement and the pledge of the Shares and request that the transfer agent note in its records the fact that the Shares are subject to a pledge pursuant to this Agreement and the Pledge Agreement referenced herein. The security interest in such Shares is granted pursuant to and the parties' rights are described in this Agreement and in the Pledge Agreement attached hereto, made a part hereof and marked as Exhibit "C." At such time as all sums due and owing pursuant to the

COMPROMISE AND SETTLEMENT AGREEMENT-- PAGE 3

Promissory Note, which is attached as Exhibit "B," are paid in full, all liens and encumbrances as, to and on the Shares claimed by Obel are released and null and void, and the Shares will be delivered promptly by Obel's Designee (defined as the Secured Party's Designee in Exhibit "C") to Douglas S. Lang, Gardere & Wynne, L.L.P., 1601 Elm Street, Suite 3000, Dallas, Texas 75201 or to such other person as Telscape shall designate in writing which Telscape may send to Edmund Yates prior to such payment in full.

            (c) From and after the sale of the Shares by Obel to Telscape as referenced above in paragraph 4(a), including while Obel has and holds a security interest in any of the Shares, Telscape will hold and retain any and all voting rights and may exercise the same, in the sole discretion of Telscape, in respect of the Shares, except as otherwise provided herein or in the Pledge Agreement attached hereto as Exhibit "C."

            (d) The entire outstanding balance of the Principal Sum referred to in paragraph 4(b) above and any accrued and earned interest may be prepaid by Telscape in full, without penalty, at the option of Telscape, at any time prior to maturity , which payment will extinguish Telscape's obligations to pay any sums pursuant to the Promissory Note attached hereto as Exhibit "B."

      5. In consideration of the foregoing, The Estate of Nina Jean Obel, Deceased, By and through Edmund Yates and Hal Habecker, Its Independent Co-Executors, The Nina Jean Obel Revocable Living Trust, By and Through Edmund Yates and Hal Habecker, Its Trustees and Successor Trustees, and The Nina Jean Obel Charitable Trust, By and Through Edmund Yates and Hal Habecker, Its Trustees and Successor Trustees, for themselves and their successors and assigns, do by these presents, release, acquit and discharge Telscape, its

COMPROMISE AND SETTLEMENT AGREEMENT-- PAGE 4 predecessors, affiliates, successors, assigns, officers, directors, former officers and directors, and attorneys and their respective heirs and assigns, and W. Dal Berry, individually, and his successors, heirs, assigns and attorneys from any and all claims, actions and causes of action of whatsoever kind whether known or unknown, foreseeable or not, which may have arisen from the beginning of time to the date of the execution of this Agreement, provided, however, Telscape is not released from its obligations as described in this Agreement and the Exhibits hereto. Obel intends this release to be as broad and comprehensive as possible, with the exceptions noted in the previous sentence, so that Telscape, Berry and those described above are fully and completely released from any claims of Obel.

      6. In consideration of the foregoing, Telscape, for itself, its affiliates, predecessors, successors and assigns, and W. Dal Berry, for himself, his successors, heirs and assigns, do by these presents, release, acquit and discharge The Estate of Nina Jean Obel, Deceased, By and through Edmund Yates and Hal Habecker, Its Independent Co-Executors, The Nina Jean Obel Revocable Living Trust, By and Through Edmund Yates and Hal Habecker, Its Trustees and Successor Trustees, and The Nina Jean Obel Charitable Trust, By and Through Edmund Yates and Hal Habecker, Its Trustees and Successor Trustees, and their attorneys and their respective affiliates, predecessors, successors, assigns and attorneys, of and from any and all claims, actions and causes of action of whatsoever kind whether known or unknown, foreseeable or not, which may have arisen from the beginning of time to the date of the execution of this Agreement, provided, however, nothing herein shall serve to release the obligations of Obel to perform pursuant to the terms of this Agreement. Telscape and Berry intend this release to be as broad and comprehensive as possible, with the exceptions noted in the previous sentence, so

COMPROMISE AND SETTLEMENT AGREEMENT-- PAGE 5 that Obel and those described above are fully and completely released from any claims of Telscape and/or Berry.

      7. This Agreement is effective upon execution, but the parties agree to jointly file a motion with the Court requesting that the Court approve this Agreement and enter an order of dismissal with prejudice of the Lawsuit, including the claims of Obel and the counterclaim of Telscape. Simultaneous with the filing of the above referenced motion, the parties will jointly advise the Attorney General of the State of Texas of the filing of the motion and the execution of this Agreement requesting that the Attorney General take notice of the filing of the motion and if no action is taken by said Attorney General that the Court will be requested to dismiss the Lawsuit as referenced above; provided however, each party to this Agreement bears its own risk, if any there be, respecting Section 123.004(b) Texas Property Code.

      8. Each party shall, within five business days of the execution of this Agreement, return all originals and/or copies of documents produced by counsel for Berry which documents are bates stamped nos. 000001 through 000612.

      9. The signatories to this Agreement represent and warrant that they have the requisite authority to enter into this binding Agreement and its Exhibits.

      10. In reaching, negotiating and executing this Agreement, each party acknowledges that it has read this Agreement, it has relied on its own knowledge and judgment and upon the advice of attorneys or counselors of its own free choice, it has not acted in reliance upon any representation, advice, or action by any other party except as specifically set forth herein or in the Exhibits hereto, that it has executed this Agreement voluntarily, in good faith, at arms'

COMPROMISE AND SETTLEMENT AGREEMENT-- PAGE 6 length, and without reliance upon any representation of any kind or character not expressly set forth herein or in the Exhibits hereto.

      11. Neither this Agreement nor any of its terms or conditions shall be offered or received in evidence in any proceeding or utilized in any manner whatsoever as an admission of any wrongdoing of any nature or any liability therefor on the part of any party, provided, however, that nothing contained in this paragraph shall prevent this Agreement or its Exhibits from being used, offered or received in evidence in any proceeding respecting breach and/or enforcement of the Agreement or any of its Exhibits.

      12. Obel and Telscape will pay their own costs and attorneys fees incurred respecting the Lawsuit, and Obel shall not pay any of Berry's costs or attorneys' fees respecting the Lawsuit.

      13. This Agreement and its Exhibits are the entire agreement of the parties. This Agreement expressly supersedes any prior agreements of the parties, and it may not be amended or modified other than by setting forth such modification or amendment in writing and all parties must sign such modification or amendment for the same to be effective.

      14. This Agreement is to be governed by the laws of the State of Texas. Venue of any litigation involving this Agreement will be in Dallas County, Texas.

      15. The parties may execute more than one counterpart of this Agreement, each of which shall be an original, but all of which together shall constitute one and the same instrument.

COMPROMISE AND SETTLEMENT AGREEMENT-- PAGE 7

      Signed this 30th day of May, 1997.

                                    THE ESTATE OF NINA JEAN OBEL, DECEASED

                                    By: /s/ EDMUND YATES
                                          Its Independent Co-Executor

                                    THE NINA JEAN OBEL REVOCABLE
                                    LIVING TRUST

                                    By: /s/ EDMUND YATES
                                          Its Trustee and Successor Trustee

                                    THE NINA JEAN OBEL CHARITABLE TRUST

                                    By: /s/ EDMUND YATES
                                          Its Trustee and Successor Trustee

                                    TELSCAPE INTERNATIONAL, INC.,
                                    a Texas corporation

                                    By: /s/ TODD M. BINET
                                    Its: Executive Vice President

                                    /s/ W. DAL BERRY
                                    W. Dal Berry, Individually

COMPROMISE AND SETTLEMENT AGREEMENT-- PAGE 8

                                    APPROVED:

                                    RADER, CAMPBELL, FISHER & PYKE

                                    By: /s/ DONOVAN CAMPBELL, JR.
                                          Donovan Campbell, Jr.
                                    ATTORNEYS FOR PLAINTIFFS


                                    BAKER & BOTTS, L.L.P.

                                    By: /s/ VAN H. BECKWITH
                                          Van H. Beckwith
                                    ATTORNEYS FOR DEFENDANT
                                    W. DAL BERRY

                                    GARDERE & WYNNE, L.L.P.

                                    By: /s/ DOUGLAS S. LANG
                                          Douglas S. Lang
                                    ATTORNEYS FOR DEFENDANT
                                    TELSCAPE INTERNATIONAL, INC.


COMPROMISE AND SETTLEMENT AGREEMENT-- PAGE 9

                                   EXHIBIT "A"

                             IRREVOCABLE STOCK POWER

      For Value Received, the undersigned hereby sells, assigns and transfers to Telscape International, Inc., 83,359 shares of the common stock of Telscape International, Inc., a corporation organized under the laws of the State of Texas, standing in the undersigned's name on the books of the corporation, represented by Certificate Nos. ____________, and the undersigned does hereby irrevocably constitute and appoint ___________________________________________
______________________ its true and lawful attorney-in-fact, with full power of substitution, to transfer this stock on the books of the corporation.

Dated: _________________

                                    THE ESTATE OF NINA JEAN OBEL, DECEASED

                                    By: /s/ EDMUND YATES
                                          Its Independent Co-Executor

In the presence of:
/s/ DEBBIE HOLCOMB
                                    Signature Guaranteed By:

                                    /s/ SIGNATURE ILLEGIBLE
                                    -------------------------------------------
                                    Authorized Signature
                                    Banker or Member Firm of
                                    New York Stock Exchange

IRREVOCABLE STOCK POWER - PAGE 1

                                    THE NINA JEAN OBEL REVOCABLE
                                    LIVING TRUST

                                    By: /s/ EDMUND YATES
                                          Its Trustee and Successor Trustee

In the presence of:
/s/ DEBBIE HOLCOMB

                                    Signature Guaranteed By:

                                    /s/ SIGNATURE ILLEGIBLE
                                    --------------------------------------------
                                    Authorized Signature
                                    Banker or Member Firm of
                                    New York Stock Exchange


                                    THE NINA JEAN OBEL CHARITABLE TRUST

                                    By: /s/ EDMUND YATES
                                         Its Trustee and Successor Trustee

In the presence of:
/s/ DEBBIE HOLCOMB

                                    Signature Guaranteed By:

                                    /s/ SIGNATURE ILLEGIBLE
                                    --------------------------------------------
                                    Authorized Signature
                                    Banker or Member Firm of
                                    New York Stock Exchange

IRREVOCABLE STOCK POWER - PAGE 2

                                   EXHIBIT "B"

                                 PROMISSORY NOTE

$300,000.00                      Dallas, Texas                     May ___, 1997

      For value received, Telscape International, Inc. ("Telscape"), promises to pay jointly to the order of The Estate of Nina Jean Obel, Deceased, By and Through Edmund Yates and Hal Habecker, Its Independent Co-Executors; The Nina Jean Obel Revocable Living Trust, By and Through Edmund Yates and Hal Habecker, Its Trustees and Successor Trustees; and the Nina Jean Obel Charitable Trust, By and Through Edmund Yates and Hal Habecker, Its Trustees and Successor Trustees c/o Edmund Yates, 6619 Velasco, in the City of Dallas, Dallas County, Texas 75214 the sum of Three Hundred Thousand and No/100 Dollars ($300,000.00) in legal and lawful money of the United States of America, with interest thereon from the date hereof until maturity at the rate of six percent (6%) per annum.

      This Note is due and payable as follows, to wit:

            Six (6) principal payments of Fifty Thousand and No/100 Dollars ($50,000.00) each, plus the payment of accrued interest on the outstanding principal balance of the Note at the rate of six percent (6%) simple interest per annum (as described below), which payments will be made on or before the dates set forth below:

PAYMENT      PAYMENT OF        PAYMENT OF          TOTAL            PRINCIPAL
 DATES       PRINCIPAL          INTEREST          PAYMENT            BALANCE
 -----       ---------          --------          -------            -------
11/20/97   ($ 50,000.00)      ($ 9,073.97)     ($ 59,073.97)       $250,000.00
05/20/98   ($ 50,000.00)      ($ 7,438.36)     ($ 57,438.36)       $200,000.00
11/20/98   ($ 50,000.00)      ($ 6,049.32)     ($ 56,049.32)       $150,000.00
05/20/99   ($ 50,000.00)      ($ 4,463.01)     ($ 54,463.01)       $100,000.00
11/20/99   ($ 50,000.00)      ($ 3,024.66)     ($ 53,024.66)       $ 50,000.00
05/20/00   ($ 50,000.00)      ($ 1,495.89)     ($ 51,495.89)       $      0.00
           -------------      ------------     -------------
Total      ($300,000.00)      ($31,545.21)     ($331,545.21)

PROMISSORY NOTE - PAGE 1

            The entire outstanding balance of the unpaid principal payments and any accrued and earned interest thereon may be prepaid by Telscape in full, without penalty, at the option of Telscape, at any time prior to maturity, which payment will extinguish Telscape's obligations hereunder.

      It is expressly provided that upon default in the punctual payment of this Note or any part thereof, principal or interest, as the same shall become due and payable, the entire indebtedness evidenced hereby shall be accelerated and matured, at the option of the holder, and the entire unpaid principal balance and earned interest shall immediately be due. It is further provided that upon default in the punctual payment of this Note or any part thereof, the interest rate on matured, unpaid amounts hereunder shall be the highest rate allowed by law. Interest hereunder shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal or refunded. In the event this Note, or any part hereof, is collected through Probate, Bankruptcy or other judicial proceedings by an attorney or is placed in the hands of an attorney for collection after maturity, then the undersigned agrees and promises to pay all costs of collection, including a reasonable attorney's fee and Court costs.

      Each maker, surety and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, notices of acceleration of maturity, and protest and notice of protest as to this Note and as to each, every and all installments hereof. This Note is secured by a security interest in a security and Pledge

PROMISSORY NOTE - PAGE 2

Agreement covering certain corporate stock dated May __, 1997, and executed by Telscape as the debtor or pledgor in favor of payee hereunder as the secured party.

                                    TELSCAPE INTERNATIONAL, INC., a Texas
                                    corporation 4635 Southwest Freeway, Suite
                                    800 Houston, Texas 77027

                                    By:  /s/ TODD M. BINET
                                         Its: Executive Vice President

PROMISSORY NOTE - PAGE 3

                                   EXHIBIT "C"

                                PLEDGE AGREEMENT

      THIS PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of May __, 1997 (the "Effective Date"), by and between Telscape International, Inc., a Texas corporation ("Telscape" or "Pledgor"), and The Estate of Nina Jean Obel, Deceased, By and Through Edmund Yates and Hal Habecker, Its Independent Co-Executors; The Nina Jean Obel Revocable Living Trust, By and Through Edmund Yates and Hal Habecker, Its Trustees and Successor Trustees; and the Nina Jean Obel Charitable Trust, By and Through Edmund Yates and Hal Habecker, Its Trustees and Successor Trustees ("Obel" or "Secured Party").

                                    RECITALS

      This Pledge Agreement is made in conjunction with and pursuant to the terms, and subject to the conditions, set forth in that certain Compromise and Settlement Agreement (the "Agreement") between and among Telscape, Obel, and Dal Berry, Individually dated the Effective Date which provides for payments to be made by Pledgor to the order of Secured Party pursuant to the terms of that Promissory Note (the "Note") of even date herewith in the original principal sum of $300,000.00 ("Principal Sum").

      NOW, THEREFORE, in consideration of the execution and delivery of the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Pledgor, Pledgor hereby covenants and agrees with Secured Party as follows:

SECTION 1.  DEFINITIONS

      1.1 CERTAIN DEFINED TERMS. As used in this Pledge Agreement, the following terms or phrases have the respective meanings set forth below or in the Section following such term:

      "Collateral" means the aggregate of:

            (a) 83,359 shares of the common capital stock of Pledgor, evidenced by Certificate Numbers __________________ (hereinafter sometimes referred to as the "Shares").

            (b) (i) the certificates or instruments, if any, representing the Shares, (ii) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities, (iii) all replacements, additions to and substitutions for any of the property referred to in this definition, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the property referred to in this definition, and
      (v) all books and records relating to any of the property referred to in this definition.

PLEDGE AGREEMENT - PAGE 1

      "Shares" has the meaning assigned that term in the definition of Collateral above.

      "Effective Date" has the meaning given that term in the introduction to this Pledge Agreement.

      "Obel" has the meaning given that term in the introduction to this Pledge Agreement.

      "Agreement" has the meaning given that term in the first Recital to this Pledge Agreement.

      "Obligations" means the aggregate of the Principal Sums plus accrued interest, fees, and costs agreed to be paid by Telscape to Obel pursuant to the Agreement and the Note and all costs and expenses described in paragraph 5.6 below.

      "Pledge Agreement" means this Pledge Agreement dated as of the Effective Date, between Pledgor and Secured Party, as said agreement may be amended from time to time.

      "Pledged Securities" means all of the Shares and securities and other property (whether or not the same constitutes a "security" under the UCC) referred to in the definition of "Collateral" above, and all additional securities (as that term is defined in the UCC), if any, constituting Collateral under this Pledge Agreement.

      "Pledgor" has the meaning given that term in the introduction to this Pledge Agreement.

      "Proceeds" means whatever is received upon the sale, exchange, collection, or other disposition of the Collateral and insurance payable or damages or other payments by reason of loss or damage to the Collateral.

      "Secured Party" has the meaning given that term in the introduction to this Pledge Agreement.

      "Security Interest" has the meaning assigned to that term in SECTION 2.1.

      "UCC" means the Uniform Commercial Code as in effect in any jurisdiction applicable, including especially the State of Texas.

      1.2 OTHER DEFINITIONS. Other capitalized terms used herein have the meanings given them herein or in the Agreement or Note.

SECTION 2.  CREATION OF SECURITY INTEREST

      2.1 CREATION OF SECURITY INTEREST. In consideration of Secured Party's agreement to allow a payout of the Obligations, in consideration of the mutual covenants contained herein, and for the purpose of securing the payment and performance of the Obligations, Pledgor hereby grants to Secured Party a continuing security interest in, to, and over all Collateral, including all Proceeds (the "Security Interest").

PLEDGE AGREEMENT - PAGE 2

      2.2 PROCEEDS. Except as otherwise permitted herein, the security interest of Secured Party hereunder in the Proceeds shall not be construed to mean that Secured Party consents to the sale or other disposition of any part of the Collateral.

      2.3 TRANSFER OF COLLATERAL. All Collateral including all certificates or instruments representing or evidencing the Pledged Securities, including stock powers, shall be delivered by Pledgor to and held pursuant hereto by John Boggs of First Dallas Securities at 2905 Maple Avenue, Dallas, Dallas County, Texas 75201, a person designated by Secured Party (Secured Party's Designee), and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, including a fully executed original of that certain Irrevocable Stock Power attached hereto as Exhibit "A" and incorporated herein. Notwithstanding the preceding sentence, at Secured Party's discretion all Pledged Securities must be delivered or transferred by Pledgor as set forth in Section 8-301(a) of the UCC.

SECTION 3.  PLEDGOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS

      Pledgor represents, warrants, and covenants for the benefit of Secured Party that:

      3.1 PLEDGED SECURITIES. The Pledged Securities have been duly authorized and validly issued, and are fully paid and non-assessable.

      3.2 FIRST PRIORITY SECURITY INTEREST. The pledge of Pledged Securities pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Collateral, enforceable against Pledgor and all third parties and securing the payment and performance of the Obligations. Pledgor represents that the pledge of the Shares does not violate the articles of incorporation or bylaws of the Pledgor nor does the pledge of the Shares violate any agreement to which the Pledgor is a party.

      3.3 SALE, DISPOSITION OR ENCUMBRANCE OF COLLATERAL. Pledgor will not in any way encumber any of the Collateral (or permit or suffer any of the Collateral to be encumbered) or sell, pledge, assign, lend or otherwise dispose of or transfer any of the Collateral to or in favor of any person or entity other than Secured Party.

      3.4   DIVIDENDS OR DISTRIBUTIONS.  Any and all:

            (a) ordinary cash dividends payable in respect of any Collateral and dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, or reclassification, and

            (b) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to Secured Party's Designee to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated

PLEDGE AGREEMENT - PAGE 3
from the other property or funds of Pledgor, and be forthwith delivered to Secured Party's Designee as Collateral in the same form as so received (with any necessary indorsement).

      3.5 STOCK POWERS. Pledgor shall furnish to Secured Party such stock powers and other instruments as may be required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.

      3.6 VOTING AND OTHER CONSENSUAL RIGHTS. Prior to any foreclosure hereunder and except during the occurrence and continuance of a Default (hereinafter defined, by Pledgor) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose.

SECTION 4.  DEFAULT

      4.1 EVENTS OF DEFAULT. A Default is a default in the punctual performance of any duty of Pledgor under terms of the Agreement, the Promissory Note and/or the Pledge Agreement. Upon the failure of Pledgor to timely make any payment referenced in the Agreement or the Note, Secured Party may declare all Obligations immediately due and payable.

      4.2 RIGHTS IN RESPECT OF COLLATERAL. Upon the occurrence and continuation of any Default, in addition to all other rights of Secured Party, Secured Party will have the right and power, but will not be obligated, to enter upon and take possession of all or any part of the Collateral, exclude Pledgor therefrom, and to hold, use, administer, manage, and operate the same to the extent that Pledgor could do so. After a Default, Secured Party may exercise every power, right, and privilege of Pledgor with respect to the Collateral as allowed by law.

      4.3 PLEDGED SECURITIES. Upon the occurrence and during the continuance of a Default:

            (a) All dividends, interest, and other payments that are received by Pledgor in respect of the Collateral shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Secured Party as Collateral in the same form as so received (with any necessary indorsement).

            (b) Secured Party may exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Securities or other Collateral as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion, any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer of such Pledged Securities or upon the exercise by any such issuer or Secured Party of any right, privilege or option pertaining to any of the Pledged Securities, and in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

PLEDGE AGREEMENT - PAGE 4

SECTION 5.  FORECLOSURE ON COLLATERAL

      5.1 SALE. Upon the occurrence and continuation of a Default, Secured Party will have all rights and remedies granted by law, and particularly by the UCC, including, without limitation, the right to take possession of and foreclose on the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Pledgor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Collateral is to be made. This requirement of sending reasonable notice will be met if the notice is sent to Pledgor at least ten days before the time of the sale or disposition.

      5.2 PRIVATE SALE. If Secured Party in good faith believes that the Securities Act of 1933 or any other state or federal law prohibits or restricts the customary manner of sale or distribution of any of the Collateral, or if Secured Party determines that there is any other restraint or restriction limiting the timely sale or distribution of any such property in accordance with the customary manner of sale or distribution, Secured Party may sell such property privately or in any other manner it deems, in good faith, advisable at such price or prices as it determines in good faith, but otherwise without any liability whatsoever to Pledgor in connection therewith. Pledgor recognizes and agrees that such prohibition or restriction may cause such property to have less value than it otherwise would have and that, consequently, such sale or disposition by Secured Party may result in a lower sales price than if the sale were otherwise held.

      5.3 SECURED PARTY AS PURCHASER. Secured Party shall have the right to become the purchaser at any foreclosure sale, and it has the right to credit upon the amount of the bid the amount payable to it out of the net proceeds of sale.

      5.4 RECITALS CONCLUSIVE; WARRANTY; RATIFICATION. Recitals contained in any assignment or bill of sale to any purchaser at any sale made hereunder will conclusively establish, as between the parties to such assignment or bill of sale, the truth and accuracy of the matters therein stated, including, without limitation, nonpayment of the unpaid principal sum of, and the interest accrued on, the written instruments constituting part or all of the Obligations after the same have become due and payable, nonpayment of any other of the Obligations, or advertisement and conduct of the sale in the manner provided herein. Secured Party will have authority to appoint an attorney-in-fact to act in conducting any foreclosure sale and executing assignments and bills of sale. All assignments and bills of sale may contain a general warranty of title from the grantor. Pledgor ratifies and confirms all legal acts that Secured Party may do in accordance with this Pledge Agreement.

      5.5 EFFECT OF SALE. Any sale or sales of the Collateral or any part thereof will operate to divest all right, title, interest, claim, and demand whatsoever, either at law or in equity, of Pledgor in and to the property sold, and will be a perpetual bar, both at law and in equity, against Pledgor, Pledgor's successors or assigns and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through, or under Pledgor, or Pledgor's successors or assigns. The purchaser or purchasers at the foreclosure sale will receive immediate possession of the property purchased.

PLEDGE AGREEMENT - PAGE 5

      5.6 APPLICATION OF PROCEEDS. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral as follows: First, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward repayment of amounts reasonably expended by Secured Party under SECTION 5 hereof; and third, toward payment of the balance of the Obligations in the order and manner determined by Secured Party in its sole discretion. Any surplus remaining shall be delivered to Pledgor or as a court of competent jurisdiction may direct.

      5.7 DEFICIENCY. Pledgor shall remain liable for any deficiency owing to Secured Party after application of the net proceeds of any foreclosure sale. Nothing herein contained shall be construed as limiting Secured Party to the collection of any Obligations only out of the income, revenue, rents, issues, and profits from the Collateral or as obligating Secured Party to delay or withhold action upon any default that may be occasioned by failure of such income or revenue to be sufficient to retire the principal or interest when due on the indebtedness secured hereby. It is expressly understood between Secured Party and Pledgor that any Obligations shall constitute an absolute, unconditional obligation of Pledgor to pay as provided herein or in the Agreement or Note in accordance with the terms of the instrument evidencing such Obligations in the amount therein specified at the maturity date or at the respective maturity dates of the installments thereof, whether by acceleration or otherwise.

      5.8 DISCHARGE OF PURCHASER. Upon any sale made under the powers of sale herein granted and conferred, the sales receipt issued by Secured Party will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors, and assigns thereof will not, after paying such purchase money and receiving such receipt of Secured Party, be obliged to see to the application thereof or be in anywise answerable for any loss, misapplication, or nonapplication thereof.

SECTION 6.  MISCELLANEOUS

      6.1 TERMINATION. If all the Obligations are timely paid or prepaid and performed in full and the covenants herein contained (or contained or referenced in the Agreement or Note) are performed in all respects, then Secured Party shall, deliver to Pledgor all collateral and any proper instruments executed by Secured Party evidencing the release of this Pledge Agreement. Until such delivery, this Pledge Agreement shall remain and continue in full force and effect.

      6.2 PARTIAL RELEASE. Except as expressly set forth therein, no release from the security interest of this Pledge Agreement of any part of the Collateral by Secured Party shall in any way alter, vary, or diminish the force, effect or lien of this Pledge Agreement on the balance or remainder of the Collateral.

      6.3 SUBROGATION. This Pledge Agreement is made with full substitution and subrogation of Secured Party in and to all covenants and warranties by others heretofore given or made in respect of the Collateral or any part thereof.


PLEDGE AGREEMENT - PAGE 6

      6.4 NOTICES. Subject to the provisions of SECTION 5.1, all communications under this Pledge Agreement shall be given to those who signed the Agreement.

      6.5 SUCCESSORS AND ASSIGNS. Pledgor may not assign its rights or delegate its duties hereunder to any person without prior written consent of the Secured Party. This Pledge Agreement shall be binding upon the successors and permitted assigns of each of the parties, and shall inure to the benefit of the successors and permitted assigns of each of the parties. The provisions of this Pledge Agreement are intended to be for the benefit of all persons constituting Secured Party.

      6.6 AMENDMENT AND WAIVER. This Pledge Agreement may be amended, and the observance of any term of this Pledge Agreement may be waived, with (and only with) the prior written consent of Pledgor and Secured Party. Any such amendment or waiver shall apply equally to all persons constituting Secured Party or Pledgor and shall be binding upon each future Secured Party and upon each person constituting Pledgor regardless of whether this Pledge Agreement, the Agreement or any other document shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any prior, subsequent or other obligation not expressly amended or waived or impair any right consequent thereon.

      6.7 GOVERNING LAW. THIS PLEDGE AGREEMENT, THE LEGAL RELATIONS AMONG THE PARTIES HERETO, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED, APPLIED, AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS WITHOUT REFERENCE TO THE LAW OF ANOTHER JURISDICTION.

      6.8 SEVERABILITY. If any provision in this Pledge Agreement is rendered or declared illegal, invalid, or unenforceable by reason of any rule of law, public policy, or final judicial decision, all other terms and provisions of this Pledge Agreement shall nevertheless remain in full force and effect.

      6.9 ENTIRE AGREEMENT. This Pledge Agreement, the Agreement, the Note, and the Exhibits to same constitute the entire agreement of the parties hereto with respect to the matters contained herein and supersede all prior contracts and agreements with respect thereto, whether written or oral.

      6.10 MULTIPLE COUNTERPARTS. The parties may execute more than one counterpart of this Pledge Agreement, each of which shall be an original but all of which together shall constitute one and the same instrument.

      6.11 REFERENCES. All references herein to one gender shall include the other. Unless otherwise expressly provided, all references to "Sections" are to Sections of this Pledge Agreement and all references to "Exhibits" are to the exhibits attached hereto or to the Agreement, each of which is made a part hereof for all purposes.

PLEDGE AGREEMENT - PAGE 7

      EXECUTED as of the Effective Date.

SECURED PARTY:                       THE ESTATE OF NINA JEAN OBEL,
                                     DECEASED, By and Through Edmund Yates
                                     and Hal Habecker, Its Independent
                                     Co-Executors; THE NINA JEAN OBEL
                                     REVOCABLE LIVING TRUST, By and
                                     Through Edmund Yates and Hal Habecker,
                                     Its Trustees and Successor Trustees; and
                                     THE NINA JEAN OBEL CHARITABLE
                                     TRUST, By and Through Edmund Yates
                                     and Hal Habecker, Its Trustees and
                                     Successor Trustees

                                     By: /s/ EDMUND YATES
                                     Name: Edmund Yates
                                     Title: Independent Co-Executor & Trustee


PLEDGOR:                             TELSCAPE INTERNATIONAL, INC.,
                                     a Texas corporation

                                     By: /s/ TODD M. BINET
                                     Name: Todd M. Binet
                                     Title: Executive Vice President


SECURED PARTY'S DESIGNEE:            For valuable consideration, the sufficiency
                                     and receipt of which is acknowledged, I
                                     hereby accept appointment as the Secured
                                     Party's Designee as referenced in paragraph
                                     2.3 above and I agree to perform, without additional compensation, pursuant to the terms of this Pledge Agreement.

                                     /s/ JOHN BOGGS
                                     John Boggs
                                     First Dallas Securities
                                     2905 Maple Avenue
                                     Dallas, Dallas County, Texas 75201

PLEDGE AGREEMENT - PAGE 8

                             IRREVOCABLE STOCK POWER

      For Value Received, the undersigned hereby sells, assigns and transfers to ________________________________________ shares of the common stock of Telscape
International, Inc., a corporation organized under the laws of the State of Texas, standing in the undersigned's name on the books of the corporation, represented by Certificate Nos. ____________, and the undersigned does hereby irrevocably constitute and appoint __________________________________________
____________________________ my true and lawful attorney-in-fact, with full power of substitution, to transfer this stock on the books of the corporation.

Dated: _____________
                                    TELSCAPE INTERNATIONAL, INC.,
                                    A TEXAS CORPORATION

                                    By: /s/ TODD M. BINET
                                    Name: Todd M. Binet
                                    Title: Executive Vice President, CEO

In the presence of:

/s/ CATHY DAUGHERTY
                                    Signature Guaranteed By:

                                    /s/ DAVID E. STEVENSON

                                    --------------------------------------------
                                    Authorized Signature
                                    Banker or Member Firm of
                                    New York Stock Exchange

PLEDGE AGREEMENT - PAGE 9